UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________________________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
_____________________________________________________________________

Date of Report (Date of earliest event reported): May 1, 2025

BOSTON SCIENTIFIC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11083	04-2695240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

    300 Boston Scientific Way, Marlborough, Massachusetts                 01752-1234
    (Address of principal executive offices)                           (Zip Code)

(508) 683-4000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BSX	New York Stock Exchange
0.625% Senior Notes due 2027	BSX27	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)Boston Scientific Corporation (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual
Meeting”) on May 1, 2025, in a virtual format via live webcast.

(b) The final voting results for each matter submitted to stockholders at the Annual Meeting are set forth below.

(1) All 10 director nominees were elected to the Company’s Board of Directors for a one-year term, to serve until the Company’s 2026 Annual Meeting of Stockholders and until their successors have been elected and qualified.

Nominee	For	Against	Abstain	Broker Non-Votes
Yoshiaki Fujimori	1,233,215,744	8,341,968	709,321	78,045,802
David C. Habiger	1,183,209,654	58,518,407	538,972	78,045,802
Edward J. Ludwig	1,201,086,597	40,672,845	507,591	78,045,802
Michael F. Mahoney	1,147,056,358	89,216,861	5,993,814	78,045,802
Jessica L. Mega	1,235,908,505	5,888,485	470,043	78,045,802
Susan E. Morano	1,238,707,400	2,478,989	1,080,644	78,045,802
Cheryl Pegus	1,239,774,134	2,022,767	470,132	78,045,802
John E. Sununu	1,169,542,847	71,738,782	985,404	78,045,802
David S. Wichmann	1,230,866,433	10,846,006	554,594	78,045,802
Ellen M. Zane	1,203,922,149	37,260,931	1,083,953	78,045,802

(2) The stockholders approved, on an advisory basis, the compensation of the Company’s “Named Executive
Officers” as disclosed in the Company’s proxy statement for the Annual Meeting.

For	Against	Abstain	Broker Non-Votes
1,139,414,439	100,849,233	2,003,361	78,045,802

(3) The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2025 fiscal year.

For	Against	Abstain	Broker Non-Votes
1,206,517,518	113,291,050	504,267	0

(4) The stockholders approved, on an advisory basis, the stockholder proposal titled “Support Simple Majority
Vote.”

For	Against	Abstain	Broker Non-Votes
1,178,199,022	50,153,851	13,914,160	78,045,802

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 6, 2025	BOSTON SCIENTIFIC CORPORATION

		By:	/s/ Susan Thompson
Susan Thompson
Vice President, Chief Corporate Counsel and Assistant Secretary